UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024 (August 12, 2024)

RenovoRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40738	27-1448452
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real, Suite B1

Los Altos, CA 94022

(650) 284-4433

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

As previously reported on May 3, 2024, on April 29, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of RenovoRx, Inc. (the “Company”) received a letter from Baker Tilly US, LLP (“BT”), notifying the Committee that BT had decided to resign as the independent registered public accounting firm of the Company effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Such Quarterly Report was filed, and BT’s resignation therefore became effective, on August 13, 2024.

On August 12, 2024, with the approval of the Audit Committee, the Company engaged Frank, Rimerman + Co. LLP (“Frank Rimerman”) as the Company’s independent public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024 and to review the Company’s quarterly condensed financial statements for the Company’s fiscal quarter ending September 30, 2024.

For the Company’s two most recent fiscal years, and in the subsequent interim period through the date of this Current Report, neither the Company nor anyone on its behalf consulted with Frank Rimerman regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Frank Rimerman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Frank Rimerman previously served as the independent registered public accounting firm of the Company for its fiscal year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenovoRx, Inc.

Date: August 16, 2024	By:	/s/ Shaun Bagai
	Name:	Shaun R. Bagai
	Title:	Chief Executive Officer